                                                                    Exhibit 99.2

                            PHOTOELECTRON CORPORATION

    CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Photoelectron Corporation (the "Company") on Form 10-Q for the period ending September 28, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Timothy W. Baker, President and Chief Financial Officer of the Company, certify, pursuant to U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition of the Company as of September 28, 2002 and results of operations of the Company for the three and nine months ended September 28, 2002.

                                              /s/ Timothy W. Baker
                                              --------------------

                                              Timothy W. Baker, President
                                              and Chief Financial Officer


                                              November 12, 2002